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                                                             Exhibit (a)(5)(c)



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
JOMED N.V.:

We consent to use of our report, dated 28 March 2000, on the financial statements of JOMED N.V., which is incorporated by reference herein.



By: /s/ Enla Lembrer Astrom
        ----------------------
        Arthur Andersen AB
        Malmo, Sweden
        21 August 2000